Exhibit 10.1

CONFORMED COPY

FIFTH AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of April 27, 2009 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1.  DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2.  AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Agreement is hereby amended as follows:

(a)           Section 6.16 of the Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

SECTION 6.16  DIVIDEND RESTRICTIONS.  HOLDINGS will not pay any dividend or make any other distribution to any PERSON, except:

(a)          dividends or distributions payable in common stock or warrants to purchase common stock or splitups or reclassification of its stock into additional or other shares of its common stock; and

(b)          dividends or other distributions payable by HOLDINGS in an aggregate amount for all such dividends and distributions not to exceed in any fiscal year an amount equal to (i) $5,000,000 minus (ii) the aggregate amount of payments of interest on or principal of, and payment for any redemption, purchase or defeasance of, any SUBORDINATED DEBT in such fiscal year pursuant to clause (ii) in the last sentence of Section 6.21(a); provided, that both before and after giving effect to such dividends or distributions HOLDINGS shall be in compliance with the provisions of Section 6.19 and 6.20.

Notwithstanding the foregoing, HOLDINGS may consummate the transactions contemplated by the MERGER AGREEMENT.

(b)           Section 6.21 of the Agreement is hereby amended by amending and restating such section in its entirety to read as follows:

SECTION 6.21  SUBORDINATED DEBT AND PAYMENT BLOCKAGE NOTICE.

(a)          HOLDINGS shall not, and shall not suffer or permit any of its SUBSIDIARIES to, (i) make any payment (other than any payment utilizing proceeds from the issuance of any equity securities by HOLDINGS or any parent entity) of interest on any SUBORDINATED DEBT on any day other than the stated, scheduled date (subject to any applicable grace period) for such payment set forth in the document or agreement evidencing or governing such SUBORDINATED DEBT, (ii) make any voluntary or mandatory prepayment (other than any payment utilizing proceeds from the issuance of any equity securities by HOLDINGS or any parent entity) of principal of, or redeem, purchase or defease, any SUBORDINATED DEBT, or (iii) consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any document or agreement evidencing or governing SUBORDINATED DEBT, except to the extent that such amendment, supplement or other modification would extend the date or reduce the amount of any required repayment or redemption or would amend, supplement or modify any term or provision in a manner not adverse to the rights or interests of TRAVELERS.  Notwithstanding the foregoing, HOLDINGS and its SUBSIDIARIES shall be (i) permitted to refinance the NOTE INDENTURE OBLIGATIONS in connection with a PERMITTED NOTE REFINANCING and (ii) permitted to, with the prior consent of TRAVELERS (such consent not to be unreasonably withheld), make any payment of interest on or principal of, or redeem, purchase or defease, any SUBORDINATED DEBT in an aggregate amount not to exceed in any fiscal year an amount equal to (x) $5,000,000 minus (y) the aggregate amount of dividends and distributions paid by Holdings in such fiscal year pursuant to Section 6.16(b) .

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(b)          HOLDINGS shall promptly give notice in writing to TRAVELERS of the receipt by the Trustee under the DEBT INDENTURE of any PAYMENT BLOCKAGE NOTICE.

SECTION 3.   CONDITIONS PRECEDENT.

The provisions of this Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(a)           this Amendment duly executed by all parties hereto.

SECTION 4.   REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a)           The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date.

(b)           No EVENT OF DEFAULT has occurred and is continuing.

SECTION 5.  GENERAL.

(a)           As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b)           This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c)           This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d)           HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Susan M. Williams
	Name:	Susan M. Williams
	Title:	Secretary

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

NASDI, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

YANKEE ENVIRONMENTAL SERVICES, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact